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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   ----------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): September 8, 2003



                                NATCO Group Inc.

             (Exact Name of Registrant as Specified in its Charter)



        DELAWARE                  001-15603                      22-2906892
(State of Incorporation)    (Commission File Number)           (IRS Employer
                                                            Identification No.)


            2950 North Loop West, 7th Floor
                   Houston, Texas                                  77092
       (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's Telephone Number, Including Area Code: (713) 683-9292


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ITEM 5. OTHER EVENTS

                  On September 8, 2003, NATCO Group Inc. issued a press release to announce several changes to its organization and steps to reduce its cost structure. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press Release, dated September 8, 2003



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 9, 2003
                                              NATCO Group Inc.



                                          By: /s/ NATHANIEL A. GREGORY
                                              ----------------------------------
                                              Nathaniel A. Gregory,
                                              Chief Executive Officer and
                                              Chairman of the Board



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                               INDEX TO EXHIBITS


EXHIBT
NUMBER          DESCRIPTION

 99.1           Press Release, dated September 8, 2003